SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  July 5, 2006


                          HOUSTON AMERICAN ENERGY CORP.
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               (Exact name of registrant as specified in Charter)


               Delaware                    0-33027             76-0675953
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    (State or other jurisdiction of      (Commission         (IRS Employer
     incorporation or organization)        File No.)       Identification No.)


                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
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               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
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                            (Issuer Telephone number)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

In connection with his appointment as Chief Financial Officer of Houston American Energy Corp. (the "Company")(see Item 5.02 below), the compensation of Jay Jacobs has been established as follows: (1) base salary of $125,000; and (2) a stock option to purchase 200,000 shares of common stock at $2.98 per share, the closing price on first day of employment, vesting over a 2 year period and exercisable over a period of ten years. The Company has agreed, by the end of the 2nd quarter of 2007, to retain the services of an outside compensation consulting firm to review and make recommendations with respect to the compensation of Mr. Jacobs and each of the Company's executive officers and directors.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 5, 2006, the Company appointed James "Jay" Jacobs as Chief Financial Officer.

Mr. Jacobs, age 28, served, from April 2003 until joining the Company, as an Associate and as Vice President - Energy Investment Banking at Sanders Morris Harris, Inc., an investment banking firm, where he specialized in energy sector financing and transactions. Previously, Mr. Jacobs was an Energy Finance Analyst at Duke Capital Partners, LLC from June 2001 to April 2003 and a Tax Consultant at Deloitte & Touche, LLP. Mr. Jacobs holds a Masters of Professional Accounting from the University of Texas and is a Certified Public Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  July 5, 2006
                                   By:  /s/ John Terwilliger
                                        John Terwilliger,
                                        President and Chief Executive Officer


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